UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2012

                       ENVISION SOLAR INTERNATIONAL, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                      333-147104                  26-1342810
---------------------------- ---------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583



         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02  Unregistered Sales of Equity Securities
--------------------------------------------------

         See Section 8, Item 8.01 in this Report.


SECTION 8. OTHER EVENTS

Item 8.01  Other Events
-----------------------

         Envision Solar International, Inc., a Nevada corporation (the "Company") is making a private placement of its common stock for general working capital purposes. The private placement is being made pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

         In this private placement, the Company is offering up to 8,000,000 shares of the Company's common stock for a purchase price of $0.25 per share, seeking to raise $2 million (plus an 800,000 share over allotment option). The closing is currently scheduled for April 30, 2012, but may be extended for up to an additional 30 days.

         This notice does not constitute an offer to sell or a solicitation to buy a security. Any offer to sell or a solicitation to buy a security from the Company is made only to prospective investors with whom the Company has a pre-existing relationship and only by the complete Executive Summary and exhibits thereto, dated March 22, 2012 (the "Memorandum") covering the Company's common stock in the private placement, including the risk factors described in the Memorandum.

         The securities offered in the Company's private placement have not been registered under the Act or any state securities laws. No shares may be resold, assigned or otherwise transferred unless a registration statement under the Act is in effect, or the Company has received evidence satisfactory to it that such transfer does not involve a transaction requiring registration under the Act and is in compliance with the Act.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  ENVISION SOLAR INTERNATIONAL, INC.

April 2, 2012                     By: /s/ Chris Caulson
                                      ------------------------------------------
                                       Chris Caulson, Chief Financial Officer





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